UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2020

SANUWAVE HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
 (Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SNWV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K dated August 6, 2020 filed by SANUWAVE Health, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on August 12, 2020. The sole purpose of this Amendment is to update (1) the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and Class E Warrants to purchase shares of Common Stock issued to accredited investors in connection with the Private Placement (as defined below) and (2) the number of Class E Warrants to purchase shares of Common Stock issued to H.C. Wainwright & Co., LLC, as exclusive placement agent for the Private Placement.

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement and License Agreement with Celularity Inc.

On August 6, 2020, SANUWAVE Health, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Celularity Inc. (“Celularity”) pursuant to which the Company acquired Celularity’s UltraMIST assets (the “Assets”). The aggregate consideration paid for the Assets was $24,000,000, which consisted of (i) a cash payment of $18,890,000, (ii) the issuance of a promissory note to Celularity in the principal amount of $4,000,000 (the “Seller Note”), and (iii) a credit of $1,110,000 for the previous payment made by the Company to Celularity pursuant to that certain letter of intent between the Company and Celularity dated June 7, 2020. The closing of the transaction occurred on August 6, 2020.

In connection with the Asset Purchase Agreement, on August 6, 2020, the Company entered into a license and marketing agreement with Celularity pursuant to which Celularity granted to the Company a license to the Celularity wound care biologic products, Biovance® and Interfyl® (the “License Agreement”). The License Agreement provides the Company with an exclusive license to use, market, distribute and sell Biovance® in the Field (as defined in the License Agreement) in the Territory (as defined in the License Agreement), and a non-exclusive license to use, market, distribute and sell Interfyl® in the Field in the Territory. The License Agreement has an initial five year term, after which it automatically renews for additional one year periods, unless either party gives written notice at least 180 days prior to the expiration of the current term.

Lake Street Capital Markets provided a fairness opinion to the Company’s Board of Directors in connection with the transaction.

The foregoing descriptions of the Asset Purchase Agreement and License Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and License Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Seller Note

As noted above, on August 6, 2020, the Company issued the Seller Note to Celularity in the principal amount of $4,000,000. The Seller Note has a maturity date of August 6, 2021 and accrues interest at a rate equal to 12.0% per annum. In the event that the Seller Note has not been repaid prior to January 1, 2021, Celularity may elect to convert the outstanding principal amount plus any accrued but unpaid interest thereon into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a conversion price of $0.10 per share.

The foregoing description of the Seller Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Note, which is filed as Exhibit 10.3, and is incorporated herein by reference.

Securities Purchase Agreement

On August 6, 2020, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of an aggregate of 123,550,000 shares of Common Stock (the “Private Placement Shares”) and accompanying Class E Warrants to purchase up to an additional 123,550,000 shares of Common Stock (the “Warrants”), at a purchase price of $0.20 per Private Placement Share and accompanying Warrant. The Warrants have an exercise price of $0.25 per share and a three year term. The closing of the Private Placement occurred on August 6, 2020.

Pursuant to the Purchase Agreement, the Company has agreed to file a registration statement with the SEC no later than sixty (60) days following the closing of the Private Placement and will maintain the effectiveness of such registration statement until the date upon which the securities acquired by the Purchasers pursuant to the Purchase Agreement cease to be Registerable Securities (as defined in the Purchase Agreement).

In connection with the Private Placement, H.C. Wainwright & Co., LLC, as exclusive placement agent for the Private Placement, received warrants to purchase up to 9,266,250 shares of Common Stock on the same terms as the Warrants, a cash fee and certain expenses.

The foregoing descriptions of the Purchase Agreement and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and Form of Class E Warrant, which are filed hereto as Exhibits 10.4 and 4.1, respectively, and are incorporated herein by reference.

Note and Warrant Purchase and Security Agreement

On August 6, 2020, the Company entered into a Note and Warrant Purchase and Security Agreement (the “NWPSA”), with the noteholder party thereto and NH Expansion Credit Fund Holdings LP, as agent. The NWPSA provides for (i) the sale and purchase of secured notes (the “Notes”) in an aggregate original principal amount of $15 million and (ii) the issuance of warrants equal to 2.0% of the fully-diluted Common Stock of the Company as of the issue date (the “NH Warrant”). The NH Warrant has an exercise price of $0.01 per share and a 10 year term.

The principal amount outstanding on the Notes shall accrue interest at a per annum rate equal to the sum of (A) the greater of (x) the Prime Rate (as defined in the NWPSA) in effect as of each interest payment date, and (y) 3.00%, plus (B) 9.00%. All unpaid principal and accrued interest are due and payable in full on September 30, 2025. In addition to the foregoing interest amounts, interest at a per annum rate equal to 3.00% shall be paid in kind.  The Notes are secured by substantially all of the assets of the Company, SANUWAVE, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and their respective domestic subsidiary guarantors.

The NWPSA contains customary representations, warranties, events of default and covenants, including limitations on incurrences of indebtedness and liens, dispositions, distributions, investments, mergers and a minimum liquidity covenant.

The foregoing descriptions of the NWPSA, the Notes and NH Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the NWPSA, the Form of Note and NH Warrant, which are filed hereto as Exhibits 10.5, 4.2 and 4.3, respectively, and are incorporated herein by reference.

HealthTronics

On August 6, 2020, the Company entered into a letter agreement (the “HealthTronics Agreement”) with HealthTronics, Inc. (“HealthTronics”), pursuant to which the Company paid off all outstanding debt due and owed to HealthTronics.

Pursuant to the HealthTronics Agreement, as consideration for the extinguishment of the debt due and owed to HealthTronics, (i) the Company paid to HealthTronics an amount in cash equal to $4,000,000, (ii) HealthTronics exercised all of its outstanding Class K Warrants to purchase 7,200,000 shares of Common Stock, (iii) the Company issued to HealthTronics a convertible promissory note in the principal amount of $1,372,743 (the “HealthTronics Note”), and (iv) the Company and HealthTronics entered into a Securities Purchase Agreement dated August 6, 2020 (the “HealthTronics Purchase Agreement) pursuant to which the Company issued to HealthTronics an aggregate of 8,275,235 shares of Common Stock and an accompanying warrant to purchase up to an additional 8,275,235 shares of Common Stock (the “HealthTronics Warrant”). The HealthTronics Warrant has an exercise price of $0.25 per share and a three year term.

The HealthTronics Note has a maturity date of August 6, 2021 and accrues interest at a rate equal to 12.0% per annum. In the event that the HealthTronics Note has not been repaid prior to January 1, 2021, HealthTronics may elect to convert the outstanding principal amount plus any accrued by unpaid interest thereon into shares of Common Stock at a conversion price of $0.10 per share.

The foregoing description of the HealthTronics Agreement, the HealthTronics Note, the HealthTronics Purchase Agreement and the HealthTronic Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the HealthTronics Agreement, HealthTronics Note, HealthTronics Purchase Agreement and HealthTronics Warrant, which are filed hereto as Exhibits 10.6, 10.7, 10.8 and 4.4, respectively, and are incorporated herein by reference.

Stolarski Note

On August 6, 2020, the Company terminated that certain line of credit agreement with A. Michael Stolarski, a member of the Company’s board of directors, dated December 29, 2017 and as amended November 12, 2018, in the amount of $1,000,000 (the “Stolarski Line of Credit”). As consideration for the termination of the Stolarski Line of Credit, the Company issued to A. Michael Stolarski a convertible promissory note in the principal amount of $223,511 (the “Stolarski Note”).

The Stolarski Note has a maturity date of August 6, 2021 and accrues interest at a rate equal to 12.0% per annum. In the event that the Stolarski Note has not been repaid prior to January 1, 2021, the holder may elect to convert the outstanding principal amount plus any accrued by unpaid interest thereon into shares of Common Stock at a conversion price of $0.10 per share.

The foregoing description of the Stolarski Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Stolarski Note, which is filed hereto as Exhibit 10.9, and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On August 6, 2020, the Company repaid all amounts owing to LGH Investments, LLC pursuant to that certain promissory note issued by the Company to LGH Investments, LLC dated June 5, 2020 in the original principal amount of $1,210,000 (the “LGH Note”). As a result, all obligations of the Company under the LGH Note have been terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On August 6, 2020, the Company issued to George Johnson 1,000,000 shares of Common Stock pursuant to conversion of that certain Short Term Promissory Note issued by the Company to George Johnson dated December 13, 2019 in the principal amount of $110,000.

On August 6, 2020, the Company issued to Kerri Johnson 1,250,000 shares of Common Stock pursuant to conversion of that certain Short Term Promissory Note issued by the Company to Kerri Johnson dated December 13, 2019 in the principal amount of $100,000.

The securities were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof. Each of the investors represented that it was an accredited investor and is acquiring the shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 7.01 Regulation FD Disclosure.

On August 10, 2020, the Company issued a press release announcing the closing of the transactions referenced herein. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. As permitted by Item 9.01(a)(4) of Form 8-K, the Company will, if required, file the financial information required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, the Company will, if required, file the financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibit

Exhibit Number	Description
4.1	Form of Class E Warrant (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
4.2	Form of Secured Promissory Note issued to NH Expansion Credit Fund Holdings LP, dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
4.3	Warrant issued to NH Expansion Credit Fund Holdings LP, dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
4.4	Warrant issued to HealthTronics, Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.1	Asset Purchase Agreement by and between the Company and Celularity Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.2	License and Marketing Agreement by and between the Company and Celularity Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.3	Convertible Promissory Note issued to Celularity Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.4
Form of Securities Purchase Agreement by and among the Company and the accredited investors a party thereto, dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).

10.5
Note and Warrant Purchase and Security Agreement by and among the Company, the noteholder party thereto and NH Expansion Credit Fund Holdings LP, as agent, dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).

10.6	Letter Agreement by and between the Company and HealthTronics, Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.7	Convertible Promissory Note issued to HealthTronics, Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.8	Securities Purchase Agreement by and between the Company and HealthTronics, Inc., dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
10.9	Convertible Promissory Note issued to A. Michael Stolarski, dated August 6, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).
99.1	Press release issued on August 10, 2020 (Incorporated by reference to the Form 8-K filed with the SEC on August 12, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Date: August 21, 2020	By:	/s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Chief Financial Officer